UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 26, 2009

PENN NATIONAL GAMING, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, Pennsylvania (Address of Principal Executive Offices)	19610 (Zip Code)

Registrant’s telephone number, including area code (610) 373-2400

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.                                       Other Events.

On October 26, 2009, Penn National Gaming, Inc. announced that it has called for redemption of all the $105,536,000 outstanding aggregate principal amount of its 6 7/8% Senior Subordinated Notes due 2011. The redemption price is $1,000 per $1,000 principal amount of notes, plus accrued and unpaid interest to the scheduled redemption date, which is December 1, 2009.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d)                                 The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release, dated October 26, 2009, issued by Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

Date: October 28, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 26, 2009, issued by Penn National Gaming, Inc.